Supplement dated February 8, 2023 to your variable annuity Prospectus dated May 1, 2022 for the variable annuity contracts issued by Pacific Life Insurance Company

The purpose of this supplement is to announce an underlying fund change. This supplement must be preceded or accompanied by the Updating Summary Prospectus, or Statutory Prospectus (the “Prospectus”) for your Contract, as supplemented. All information on your Prospectus dated May 1, 2022, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. ‘‘We,’’ ‘‘us,’’ or ‘‘our’’ refer to Pacific Life Insurance Company; ‘‘you’’ or ‘‘your’’ refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please retain it for future reference.

Prudential PSF International Growth Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

On September 22, 2022, the Board of Trustees of the Prudential Series Trust approved a plan of reorganization for vote by affected Contract Owners. The plan of reorganization was approved by the Contract Owners on January 4, 2023, pursuant to prior relief regarding prior substitution orders, we will be liquidating the Prudential PSF International Growth Portfolio. This Transaction is set to occur on or about March 13, 2023 (the “Transfer Date”). No purchases or transfers into these funds will be accepted after close of business on March 10, 2023.This is not a liquidation of your Contract.

For thirty (30) calendar days before the Transfer Date, if you have Contract Value allocated to the Subaccounts investing in the PSF International Growth Portfolio, you may make a one-time transfer of all or a portion of such Contract Value to any other available Subaccount without the transfer counting toward the 25 transfers permitted each calendar year and without incurring any transfer fees or other charges. All other transfers are subject to limitations as described in your Contract Prospectus.

On the Transfer Date, any Contract Value that remains allocated to the PSF International Growth Portfolio Subaccounts after the close of business will be transferred to the Subaccount corresponding to the Fidelity VIP Government Money Market Portfolio. Such transfers will be based on the applicable Subaccount unit values, and the relative net asset values of the PSF International Growth Portfolio, and the Fidelity VIP Government Money Market Portfolio as of the close of business on the Transfer Date. You will not incur any tax liability because of the transfer and your Contract Value immediately before the transfer will be equal to Contract Value immediately after the transfer. The transfer transactions will not be treated as transfers that count toward the number of transfers that may be made in a given calendar year.

After the Transfer Date, the PSF International Growth Portfolio Subaccounts will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates the PSF International Growth Portfolio Subaccount will be deemed an instruction for the Fidelity VIP Government Money Market Portfolio Subaccount. This includes, but is not limited to, instructions for Purchase Payment allocations, partial withdrawals and transfer instructions (including instructions under any systematic transfer option). During the thirty (30) calendar day period after the Transfer Date (the “free transfer period”), you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without incurring any transfer fees or other charges and without the transfer counting towards the transfer limitations described in your Contract Prospectus.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Transfer Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448, or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Any references to the PSF International Growth Portfolio are deleted from the Contract Prospectus after the Transfer Date.

Form No. ValPruSUP0223